CAPSTAR MANAGEMENT COMPANY, L.P.

                SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP

            THIS SECOND AMENDMENT ("Amendment") is entered into as of the 15th day of April, 1997 by and among CapStar Hotel Company, a Delaware corporation, as General Partner, and the Persons listed on Exhibit A annexed hereto, as Limited Partners, for the purpose of amending that certain Amended and Restated Agreement of Limited Partnership of CapStar Management Company, L.P. (the "Partnership") dated as of August 23, 1996, as amended by First Amendment to Agreement of Limited Partnership dated as of April 1, 1997 (as so amended, the "Existing Partnership Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Existing Partnership Agreement.

                                W I T N E S S E T H :

            1. The Partnership is this day distributing to the General Partner all of the Partnership's interest in CapStar Management Company II, L.P., a Delaware limited partnership, in redemption of a portion of the General Partner's Partnership Units.

            2. The Parties wish to amend the Existing Partnership Agreement to, among other things, (i) reflect such redemption and the resulting reduction in the number of Partnership Units owned by the General Partner and (ii) reflect the assignment of certain Partnership Units and, in connection therewith, the withdrawal and admission of certain Limited Partners.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:




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                                                                    2

            1. AMENDMENT OF EXHIBIT A.

                  Exhibit A to the Existing Partnership Agreement, to the extent it shows the names and addresses of the Partners and their respective Partnership Interests, is hereby deleted in its entirety and replaced with Exhibit A annexed hereto.

            2. AMENDMENT OF ARTICLE I.

                  (a) The definition of "Net Income" is hereby amended by inserting immediately prior to the reference to Exhibit C the words "Section 6.1.F and".

                  (b) The definition of "Net Loss" is hereby amended by inserting immediately prior to the reference to Exhibit C the words "Section 6.1.F and".

            3. AMENDMENTS TO SECTION 6.1.

                  (a) Sections 6.1.A and 6.1.B shall each be amended by inserting the following sentence at the end thereof:

                  For purposes of the foregoing, the General Partner's Capital account balance shall be determined without regard to any amounts specially allocated to the General Partner pursuant to Section 6.1.F.

                  (b) The following new paragraph F shall be added at the end of Section 6.1:

                  F. SPECIAL ALLOCATION OF MANAGEMENT FEES. All items of income, gain, deduction or loss with respect to management fees paid or received pursuant to a management contract between the Operating Partnerships shall be allocated to the General Partner.

            4. COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; such counterparts together shall constitute but one agreement.

            5. Indianapolis Hospitality, Ltd. ("IH"), the Assignee of the Partnership Interest formerly held by GQ Indianapolis Associates, Ltd. is hereby admitted as a Limited Partner. IH hereby agrees to be bound by all of the provisions of the Existing Partnership Agreement, as amended hereby.



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                                                                    3

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              GENERAL PARTNERS:

                              CAPSTAR HOTEL COMPANY

                              By:   /s/ John E. Plunket
                                    -------------------------------
                                    Name:  John E. Plunket
                                    Title:   Executive Vice President

                              LIMITED PARTNERS:

                              CAPSTAR LP CORPORATION

                              By:   /s/ John E. Plunket
                                    -------------------------------
                                    Name:  John E. Plunket
                                    Title:   Executive Vice President

                              INDIANAPOLIS HOSPITALITY, LTD.

                              By:   /s/ Mahmood Khimji
                                    -------------------------------
                                    Name:  Mahmood Khimji
                                    Title:   President

                              WITHDRAWING LIMITED PARTNER:

                              GQ INDIANAPOLIS ASSOCIATES, LTD.

                              By:   GQ Indianapolis Hospitality, Inc.

                                    By:   /s/ Mahmood Khimji
                                          --------------------------------
                                          Name:  Mahmood Khimji
                                          Title:   President



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                                      EXHIBIT A

                         PARTNERS AND PARTNERSHIP INTERESTS



    Name and Address of Partner               Partnership Units                     Partnership Interest
    ---------------------------               -----------------                     --------------------

General Partner:

      CapStar Hotel Company                               60,233                        1%
      1010 Wisconsin Avenue, N.W.
      Suite 650
      Washington, D.C. 20007

Limited Partners:

      CapStar Hotel Company                            5,739,467                       95.29%
      1010 Wisconsin Avenue, N.W.             No Preferred Units

      Suite 650
      Washington, D.C. 20007

      CapStar LP Corporation                             200,881                        3.33%
      1010 Wisconsin Avenue, N.W.             No Preferred Units

      Suite 650
      Washington, D.C. 20007

      Indianapolis Hospitality, Ltd.                      22,743                         .38%
      545 E. John Carpenter Freeway           No Preferred Units

      Suite 1400
      Irving, Texas 75062